Earnings per Share (Tables)	6 Months Ended
Jun. 30, 2013
Computation of basic and diluted net income (loss) per share

The computation of basic and diluted earnings per share for the three months ended June 30, 2013 and the period March 12, 2013 through June 30, 2013 were as follows (in thousands, except for per share amounts):

	For the three months ended June 30, 2013	For the Period from March 12, 2013 through June 30, 2013
Numerator:
Net income (loss) allocable to APAM—diluted	$5,798	$8,748

Convertible preferred stock dividends	—	—
Net income allocated to participating securities	(973)	(1,467)

Net income (loss) allocable to common shareholders	$4,825	$7,281

Denominator:
Weighted average shares outstanding— basic	12,728,949	12,728,949

Effect of dilutive securities	2,565,463	2,565,463

Weighted average shares outstanding— diluted	15,294,412	15,294,412

Earnings per share—basic	$0.38	$0.57

Earnings per share—diluted	$0.38	$0.57